UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2009

CLEARWATER PAPER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34146	20-3594554
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 West Riverside Ave., Suite 1100, Spokane, WA 99201

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (509) 344-5900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 3, 2009, Clearwater Paper Corporation entered into Amendment No. 1 to Rights Agreement, dated December 4, 2008 with Mellon Investor Services LLC as the Rights Agent. This Amendment extends the expiration date of the “Rights” as specified in the Rights Agreement until December 3, 2009; provided, however, that if a “Distribution Date” (as defined in the Rights Agreement) occurs on or before such date, then the expiration date of the Rights is extended to December 31, 2010.

A copy of Amendment No. 1 to Rights Agreement is attached hereto as Exhibit 4.1 and incorporated herein by reference. The foregoing summary is qualified in its entirety by reference to Amendment No. 1. [Note: The Rights Agreement was previously filed as Exhibit 4.1 to the Company’s Form 8-A filed on December 4, 2008.]

Item 3.03	Material Modification to Rights of Security Holders.

The information included in Item 1.01 above and Amendment No. 1 to Rights Agreement filed as Exhibit 4.1 hereto are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following Exhibit is included in the Form 8-K:

Exhibit	Description

4.1	Amendment No. 1 to Rights Agreement, dated as of April 3, 2009, between Clearwater Paper Corporation and Mellon Investor Services LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEARWATER PAPER CORPORATION

Date: April 3, 2009	By:	/s/ Michael S. Gadd
Michael S. Gadd, Corporate Secretary

EXHIBIT INDEX

Exhibit	Description

4.1	Amendment No. 1 to Rights Agreement, dated as of April 3, 2009, between Clearwater Paper Corporation and Mellon Investor Services LLC.

4